EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Amendment No. 1 to quarterly report of TOMI Environmental Solutions, Inc. (the “Company”) on Form 10-Q /Afor the quarter ended March 31, 2012, as filed with the Securities and Exchange Commission on May 16, 2012 (the “Report”), I, Halden S. Shane, Chairman of the Board and Chief Executive Officer (Principal Executive Officer) of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 16, 2012

/s/ HALDEN S. SHANE
Halden S. Shane Chairman of the Board , Chief Executive Officer and Principal Financial Officer